Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Calumet, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Todd Borgmann, President and Chief Executive Officer of the Company, and David Lunin, Executive Vice President and Chief Financial Officer of the Company, each certify that to his knowledge:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2024	/s/ Todd Borgmann
Todd Borgmann President and Chief Executive Officer
(Principal Executive Officer)

November 12, 2024	/s/ David Lunin
David Lunin Executive Vice President and Chief Financial Officer
(Principal Financial Officer)